                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Bristol Hotel Company, a Delaware corporation (the "Corporation"), hereby constitutes and appoints J. Peter Kline, Joel M. Eastman, James E. Odell and Robert J. Bush the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), debt securities, shares of its Common Stock, par value $0.01 per share, shares of its Preferred Stock, par value $0.01 per share, or warrants to purchase debt securities, Common Stock, Preferred Stock, or a combination thereof, in an aggregate principal amount not to exceed $500,000,000, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorney-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                  BRISTOL HOTEL COMPANY


                                                  By:    /s/ J. Peter Kline
                                                         ----------------------
                                                         J. Peter Kline
                                                         President and Chief
                                                         Executive Officer

Dated:  January 30, 1997

                               POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Peter Kline, Joel M. Eastman, James E. Odell and Robert J. Bush the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Bristol Hotel Company, a Delaware corporation (the "Corporation"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), debt securities, shares of its Common Stock, par value $0.01 per share, shares of its Preferred Stock, par value $0.01 per share, or warrants to purchase debt securities, Common Stock, Preferred Stock, or a combination thereof, in an aggregate principal amount not to exceed $500,000,000, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorney-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                                  /s/ J. Peter Kline
                                                  ------------------------------
                                                  J. Peter Kline


Dated:  January 30, 1997

                               POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Peter Kline, Joel M. Eastman, James E. Odell and Robert J. Bush the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Bristol Hotel Company, a Delaware corporation (the "Corporation"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), debt securities, shares of its Common Stock, par value $0.01 per share, shares of its Preferred Stock, par value $0.01 per share, or warrants to purchase debt securities, Common Stock, Preferred Stock, or a combination thereof, in an aggregate principal amount not to exceed $500,000,000, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorney-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Jeffrey P. Mayer
                                                  ------------------------------
                                                  Jeffrey P. Mayer


Dated:  January 30, 1997

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Peter Kline, Joel M. Eastman, James E. Odell and Robert J. Bush the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Bristol Hotel Company, a Delaware corporation (the "Corporation"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), debt securities, shares of its Common Stock, par value $0.01 per share, shares of its Preferred Stock, par value $0.01 per share, or warrants to purchase debt securities, Common Stock, Preferred Stock, or a combination thereof, in an aggregate principal amount not to exceed $500,000,000, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorney-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.





                                                  /s/ John A. Beckert
                                                  ------------------------------
                                                  John A. Beckert


Dated:  January 30, 1997

                               POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Peter Kline, Joel M. Eastman, James E. Odell and Robert J. Bush the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Bristol Hotel Company, a Delaware corporation (the "Corporation"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), debt securities, shares of its Common Stock, par value $0.01 per share, shares of its Preferred Stock, par value $0.01 per share, or warrants to purchase debt securities, Common Stock, Preferred Stock, or a combination thereof, in an aggregate principal amount not to exceed $500,000,000, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorney-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Donald J. McNamara
                                                  ------------------------------
                                                  Donald J. McNamara


Dated:  January 30, 1997

                               POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Peter Kline, Joel M. Eastman, James E. Odell and Robert J. Bush the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Bristol Hotel Company, a Delaware corporation (the "Corporation"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), debt securities, shares of its Common Stock, par value $0.01 per share, shares of its Preferred Stock, par value $0.01 per share, or warrants to purchase debt securities, Common Stock, Preferred Stock, or a combination thereof, in an aggregate principal amount not to exceed $500,000,000, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorney-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Richard M. FitzPatrick
                                                  ------------------------------
                                                  Richard M. FitzPatrick


Dated:  January 30, 1997

                               POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Peter Kline, Joel M. Eastman, James E. Odell and Robert J. Bush the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Bristol Hotel Company, a Delaware corporation (the "Corporation"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), debt securities, shares of its Common Stock, par value $0.01 per share, shares of its Preferred Stock, par value $0.01 per share, or warrants to purchase debt securities, Common Stock, Preferred Stock, or a combination thereof, in an aggregate principal amount not to exceed $500,000,000, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorney-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                                  /s/ David A. Dittman
                                                  ------------------------------
                                                  David A. Dittman


Dated:  January 30, 1997

                               POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Peter Kline, Joel M. Eastman, James E. Odell and Robert J. Bush the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Bristol Hotel Company, a Delaware corporation (the "Corporation"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), debt securities, shares of its Common Stock, par value $0.01 per share, shares of its Preferred Stock, par value $0.01 per share, or warrants to purchaser debt securities, Common Stock, Preferred Stock, or a combination thereof, in an aggregate principal amount not to exceed $500,000,000, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorney-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Robert H. Lutz
                                                  ------------------------------
                                                  Robert H. Lutz


Dated:  January 30, 1997

                               POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Peter Kline, Joel M. Eastman, James E. Odell and Robert J. Bush the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Bristol Hotel Company, a Delaware corporation (the "Corporation"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), debt securities, shares of its Common Stock, par value $0.01 per share, shares of its Preferred Stock, par value $0.01 per share, or warrants to purchase debt securities, Common Stock, Preferred Stock, or a combination thereof, in an aggregate principal amount not to exceed $500,000,000, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorney-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Paul Novak
                                                  ------------------------------
                                                  Paul Novak


Dated:  January 30, 1997